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                                                                   EXHIBIT 10.26

                                                              September 14, 2005

Brad Stewart
Citizens Ventures, Inc.
28 State Street, 15th Floor
Boston, MA 02109

Dear Mr. Stewart:

     Re: Amendment to Redemption Agreement

     Reference is hereby made to the Redemption Agreement (the "Redemption Agreement"), dated as of August 26, 2005, by and between Dover Saddlery, Inc. (the "Company") and Citizens Ventures, Inc. (the "Shareholder"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Redemption Agreement.

     1. The Redemption Agreement is hereby amended by changing the date of the Closing Date set forth therein to be September 16, 2005.

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Page 2


     The undersigned hereby consent to the amendment to the Redemption Agreement set forth herein.

                                        COMPANY:

                                        DOVER SADDLERY, INC.


                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                        Name: Stephen L. Day
                                        Title: President


                                        SHAREHOLDER:

                                        CITIZENS VENTURES, INC.


                                        By: /s/ Bradley Stewart
                                            ------------------------------------
                                        Name: Bradley Stewart
                                        Title: Vice President